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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ----------------

                                   FORM 8-K

                               ----------------

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 16, 2000

                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


      NEVADA                     1-13498                     93-1148702
------------------        ----------------------      ----------------------
 (State or other          Commission File Number         (I.R.S. Employer
 jurisdiction of                                      Identification Number)
 incorporation or
  organization)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
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              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
 -------------------------------------------------------------------------
           (Registrant's telephone number, including area code)

                                 Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

        On March 16, 2000, Assisted Living Concepts, Inc. (the "Company") announced the appointment of Drew Q. Miller as its Chief Financial Officer and Treasurer. As a result of Mr. Miller's appointment, John M. Gibbons resigned as the Company's Interim Chief Financial Officer.

        A copy of the Company's press release, dated March 16, 2000, has been filed as an exhibit to this current Report on Form 8-K and is incorporated herein by reference.
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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             99. Press release, dated March 16, 2000, of Assisted Living Concepts, Inc.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASSISTED LIVING CONCEPTS, INC.



                                                By: /s/ SANDRA CAMPBELL
                                                   --------------------------
                                                   Name:  Sandra Campbell
                                                   Title: Secretary

Date: March 16, 2000
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                                 EXHIBIT INDEX

EXHIBIT NO.             DOCUMENT DESCRIPTION

99.             Press release, dated March 16, 2000, of Assisted Living
                Concepts, Inc.